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                                                                    EXHIBIT 21.1

                          LHC GROUP, INC. SUBSIDIARIES

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         SUBSIDIARY                                                             JURISDICTION
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AHCG Management, LLC                                                            Arkansas
Arkansas Health Care Group, LLC                                                 Arkansas
Mena Medical Center Home Health, LLC                                            Arkansas
Mena Medical Center Hospice, LLC                                                Arkansas
Dallas County Medical Center HomeCare, LLC                                      Arkansas
Eureka Springs Hospital Home Care, LLC                                          Arkansas
Eureka Springs Hospital Hospice, LLC                                            Arkansas
Louisiana Health Care Group, LLC                                                Louisiana
Acadian HomeCare, LLC                                                           Louisiana
Acadian Home Health Care Services, LLC                                          Louisiana
Acadian Premiere Regional Nursing, LLC                                          Louisiana
Baton Rouge HomeCare, LLC                                                       Louisiana
LHCG-VIII, LLC                                                                  Louisiana
Diabetes Self-Management Center, Inc.                                           Louisiana
LHCG-V, LLC                                                                     Louisiana
Hebert, Thibodeaux, Albro and Touchet Therapy Group, Inc.                       Louisiana
Home Nursing Care, LLC                                                          Louisiana
Hood Home Health Service, LLC                                                   Louisiana
LHCG-III, LLC                                                                   Louisiana
LHCG-IV, LLC                                                                    Louisiana
Louisiana Extended Care Hospital of West Monroe, LLC                            Louisiana
Louisiana HomeCare of Delhi, LLC                                                Louisiana
Louisiana HomeCare of Greater New Orleans, LLC                                  Louisiana
Louisiana HomeCare of Hammond, LLC                                              Louisiana
Louisiana HomeCare of Minden, LLC                                               Louisiana
Louisiana HomeCare of Miss-Lou, LLC                                             Louisiana
Louisiana HomeCare of North Louisiana, LLC                                      Louisiana
Louisiana HomeCare of Northwest Louisiana, LLC                                  Louisiana
Louisiana HomeCare of Slidell, LLC                                              Louisiana
Louisiana Hospice and Palliative Care, LLC                                      Louisiana
Louisiana Physical Therapy, LLC                                                 Louisiana
LHCG-II, LLC                                                                    Louisiana
Oak Shadows of Jennings, LLC                                                    Louisiana
Patient's Choice Hospice and  Palliative Care of Louisiana, LLC                 Louisiana
Richardson Medical Center HomeCare, LLC                                         Louisiana
St. Francis HomeCare, LLC                                                       Louisiana
St. James HomeCare, LLC                                                         Louisiana
St. Landry Extended Care Hospital, LLC                                          Louisiana
Tri-Parish Community HomeCare, LLC                                              Louisiana
Mississippi Health Care Group, LLC                                              Mississippi
Mississippi HomeCare, LLC                                                       Mississippi
Mississippi HomeCare of Jackson, LLC                                            Mississippi
Picayune HomeCare, LLC                                                          Mississippi
Leaf River Home Health Care, LLC                                                Mississippi
Texas Health Care Group Holdings, LLC                                           Louisiana
Texas Health Care Group, LLC                                                    Texas
Red River HomeCare, LLC                                                         Texas
Texas Health Care Group of Longview, LLC                                        Texas
Texas Health Care Group of Texarkana, LLC                                       Texas
Texas Health Care Group of The Golden Triangle, LLC                             Texas
Marshall HomeCare, LP                                                           Texas
Alabama Health Care Group, LLC                                                  Alabama
Clay County Hospital HomeCare, LLC                                              Alabama
Mizell Memorial Hospital HomeCare, LLC                                          Alabama
LHC Group Pharmaceutical Services, LLC                                          Louisiana
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